                        JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008                Invesco Ltd.

                                       By:  /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Global Compliance Director

                                       AIM Advisors, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       AIM Capital Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       AIM Funds Management, Inc.

                                       By:   /s/ Wayne Bolton
                                          ----------------------------
                                       Name:  Wayne Bolton
                                       Title: Vice President,  Compliance &
                                              Chief Compliance Officer

                                       AIM Private Asset Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       Invesco National Trust Company

                                       By:   /s/ Kevin Lyman
                                          ----------------------------
                                       Name:  Kevin Lyman
                                       Title: Assistant General Counsel

                                       Atlantic Trust Company, N.A.

                                       By:   /s/ Wayne Dewitt
                                          ----------------------------
                                       Name:  Wayne DeWitt
                                       Title: General Counsel

                                       Invesco Hong Kong Limited

                                       By:   /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal AP

                                       Invesco Asset Management Deutschland GmbH

                                       By:   /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                       Invesco Asset Management Limited

                                       By:   /s/ Nick Styman
                                          ----------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance

                                       Invesco Asset Management S.A.

                                       By:   /s/ Patrick Riviere
                                          ----------------------------
                                       Name:  Patrick Riviere
                                       Title: Chief Regional Officer

                                       Invesco Asset Management Oesterreich GmbH

                                       By:   /s/ Thomas Kraus
                                          ----------------------------
                                       Name:  Thomas Kraus
                                       Title: Head of Sales

                                       Invesco Global Asset Management (N.A.),
                                       Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco GT Management Company S.A.

                                       By:   /s/ Nick Styman
                                          ----------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance

                                       Invesco Institutional (N.A.), Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Management S.A.

                                       By:   /s/ Alain Gerbaldi
                                          ----------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Maximum Income Management S.A.

                                       By:   /s/ Alain Gerbaldi
                                          ----------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Private Capital, Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Senior Secured Management, Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Taiwan Limited

                                       By:   /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP

                                       Invesco Asset Management (Japan) Limited

                                       By:   /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP

                                       Invesco Asset Management Ireland Limited

                                       By:   /s/ Alain Gerbaldi
                                          ----------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Kapitalanlagegesellschaft mbH

                                       By:   /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                       PowerShares Capital Management LLC

                                       By:    /s/ Kevin Gustafson
                                          ----------------------------
                                       Name:  Kevin Gustafson
                                       Title: General Counsel, COO & CCO

                                       Stein Roe Investment Counsel, Inc.

                                       By:   /s/ Greg Campbell
                                          ----------------------------
                                       Name:  Greg Campbell
                                       Title: General Counsel